ALLONGE


     FOR VALUE RECEIVED, the undersigned do hereby amend the Promissory Note of Hallador Petroleum Company, dated September 30, 1992, by amending the Maturity Date to be December 31, 1997 and by amending the Conversion Price to be $.15. The Warrant Agreement dated April 3, 1993 shall be amended to reflect an Exercise Price of $.20.

     IN WITNESS WHEREOF, the undersigned have hereunto set their hands as of June 30, 1995.

                              HALLADOR PETROLEUM COMPANY


                              By:/S/VICTOR P. STABIO
                                 Victor P. Stabio
                                 Chief Executive Officer
                                 and President

                              /S/ JOHN L. KEMMERER, JR.
                              JOHN L. KEMMERER, JR.

                              /S/ W. ANDERSON BISHOP
                              W. ANDERSON BISHOP


                              Eustace T. Pliakas, as Trustee of the
                              BAYARD EWING TRUST under Trust Agree-
                              ment dated May 23, 1988


                              HARCO INVESTORS,
                              A CALIFORNIA GENERAL PARTNERSHIP


                              By:/S/ DAVID C. HARDIE
                                 David C. Hardie, General Partner


                              By:/S/ DOUGLAS R. HARDIE
                                 Douglas R. Hardie, General Partner


                              By:/S/ DAVID C. HARDIE
                                 David C. Hardie, as Co-Trustee
                                 of the HARDIE DESCENDANTS' TRUST

                              By:/S/ DOUGLAS R. HARDIE
                                 Douglas R. Hardie, as Co-Trustee
                                 of the HARDIE DESCENDANTS' TRUST

                              By:/S/STEVEN R. HARDIE
                                 Steven R. Hardie, as Co-Trustee
                                 of the HARDIE DESCENDANTS' TRUST

                              By:/S/ MELISSA H. COSLOR
                                 Melissa H. Coslor, as Co-Trustee
                                 of the HARDIE DESCENDANTS' TRUST


                              JINSRO, LTD., A CALIFORNIA LIMITED PARTNERSHIP


                                   By:/S/ DAVID C. HARDIE
                                      David C. Hardie,
                                      General Partner

                                   By:/S/ DOUGLAS R. HARDIE
                                      Douglas R. Hardie,
                                      General Partner


                              ROBERT C. HARDIE SEPARATE PROPERTY TRUST

                                   By:/S/ ROBERT C. HARDIE
                                      Robert C. Hardie, Co-Trustee

                                   By:/S/ JANE H. HARDIE
                                      Jane H. Hardie, Co-Trustee


                              JANE HARDIE SEPARATE PROPERTY TRUST
                                   By:/S/ ROBERT C. HARDIE
                                      Robert C. Hardie, Co-Trustee

                                   By:/S/ JANE H. HARDIE
                                      Jane H. Hardie, Co-Trustee


                              DAVID HARDIE SEPARATE PROPERTY TRUST

                                   By:/S/ DAVID C. HARDIE
                                      David C. Hardie, Co-Trustee


                                   By:/S/ JANICE W. HARDIE
                                      Janice W. Hardie, Co-Trustee

                              HALLADOR, INC.

                                   By:/S/ DAVID HARDIE
                                      David Hardie
                                      President

ATTEST:

/S/KATHY ENSMINGER
   (Assistant Secretary)


        (SEAL)